SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

SURREY BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	0000-50313	59-3772016
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

145 North Renfro Street, Mount Airy, NC	27030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 783-3900

Not Applicable

(Former name of former address, if changed since last report

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

On February 13, 2015, Surrey Bancorp (the “Company”) announced its earnings for the quarter and year ended December 31, 2014. A copy of the press release dated February 13, 2015 is attached as Exhibit 99 to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURREY BANCORP

Date: February 13, 2015	By: /s/ Mark H. Towe
Mark H. Towe, Chief Financial Officer